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                                             As filed pursuant to Rule 424(b)(3)
                                             under the Securities Act of 1933
                                             Registration No. 33-87864

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
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                            VARIABLE SEPARATE ACCOUNT
                  SUPPLEMENT TO THE AMERICAN PATHWAY PROSPECTUS
                             DATED JANUARY 29, 1999
                      SUPPLEMENT TO THE POLARIS PROSPECTUS
                              DATED APRIL 1, 1999
                     SUPPLEMENT TO THE POLARIS II PROSPECTUS
                               DATED JUNE 28, 1999

                          VARIABLE ANNUITY ACCOUNT ONE
                      SUPPLEMENT TO THE ICAP II PROSPECTUS
                               DATED APRIL 1, 1999

                          VARIABLE ANNUITY ACCOUNT FIVE
                      SUPPLEMENT TO THE SEASONS PROSPECTUS
                               DATED JULY 15, 1999
                   SUPPLEMENT TO THE SEASONS SELECT PROSPECTUS
                               DATED JULY 15, 1999

                         VARIABLE ANNUITY ACCOUNT SEVEN
                 SUPPLEMENT TO THE POLARIS II A-CLASS PROSPECTUS
                             DATED FEBRUARY 16, 1999
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        The date of the prospectus has been changed to December 29, 1999.


Date:   December 29, 1999




                Please keep this Supplement with your Prospectus.